Exhibit 99.1
Basics of Refining and Processing Additional Light Sweet Crude Oil February 25, 2014
Safe Harbor Statement Statements contained in this presentation that state the Company's or management's expectations or predictions of the future are forward- looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero's annual reports on Form 10^K and quarterly reports on Form 10^Q, filed with the Securities and Exchange Commission, and available on Valero's website at www.valero.com. 2
3 Lane Riggs Senior Vice President Refining Operations
Agenda Crude oil overview Refining basics Refinery optimization Market fundamentals and impacts on refinery optimization Light crude oil processing 4
Crude Oil Characteristics Crude oils are blends of hydrocarbon molecules Classified and priced by density, sulfur content, and acidity Density is commonly measured in API gravity (relative density of crude oil to water) API > 10: lighter, floats on water API < 10: heavier, sinks in water Sulfur content is measured in weight percent Less than 0.7% sulfur content = sweet Greater than 0.7% sulfur content = sour Acidity is measured by Total Acid Number (TAN) High acid crudes are those with TAN greater than 0.7 Acidic crudes are corrosive to refinery equipment, require greater investment to process significant volumes or higher TAN levels Higher API crudes generally have lower sulfur and are easier to process whereas lower API crudes typically have higher sulfur and require additional downstream processing to produce fuels that meet regulatory specs 5 Heavier, higher sulfur, more acidic crudes tend to trade at discounts relative to the light, sweet, low TAN benchmarks WTI, Brent, or LLS (unless logistically constrained)
6 Crude Oil Basics Majority of global crude oil reserves are sour Most quoted benchmark prices are light sweet crude oils WTI (West Texas Intermediate), Western Hemisphere Brent (North Sea), Atlantic Basin/Europe Tapis/Oman (Middle East), Asia Pacific Source: EIA Light/Medium Sour Heavy Sour Sweet SWEET SULFUR CONTENT SOUR Crude Oil Quality by Types Source: Industry reports Eagle Ford and Bakken Estimated 1.5 Trillion Barrels of Oil Reserves (2012) HEAVY API GRAVITY LIGHT (CHART)
7 What's in a Barrel of Crude Oil? > 34 API Gravity < 0.7 % Sulfur 35% Demand Most Expensive 24 to 34 API Gravity > 0.7 % Sulfur 50% Demand Less Expensive < 24 API Gravity > 0.7 % Sulfur 15% Demand Least Expensive Refineries upgrade crude oil into higher value gasoline and distillates 2013 U.S. Refinery Production 8% Propane/ Butane 45% Gasoline RBOB CBOB Conventional CARB Premium 39% Distillate Jet Fuel Diesel Heating Oil Heavy Fuel Oil & Other 10% Source: EIA refinery yield through November 2013 Refinery Gases 6% Light Sweet (e.g. WTI, LLS, Brent) Medium Sour (e.g. Mars, Arab Light, Arab Medium, Urals) Heavy Sour (e.g. Maya, Cerro Negro, Cold Lake, Western Canadian Select) Crude Oil Types Characteristics Inherent Yields

# Basic Refining Concepts


Intermediates
Final Products
Crude oil
Furnace
Distillation Tower (Crude Unit)
Vacuum Unit
< 90°F
C1 to C4
Propane, Butane, and lighter hydrocarbons
• Refinery fuel gas
• Propane
• NGLs
90–220°F
C5 to C8
Straight Run Gasoline (low octane)
More processing
• Gasoline (high octane)
220–315°F
C8 to C12
Naphtha
More processing
• Gasoline (high octane)
• Jet fuel
315–450°F
C12 to C30
Kerosene
More processing
• Kerosene
• Jet fuel
• Diesel
• Fuel oil
450–650°F
C30 to C50+
Light Gas Oil
More processing
• Gasoline (high octane)
• Diesel
• Fuel oil
650–800°F
C30 to C50+
Heavy Gas Oil
More processing
• Gasoline (high octane)
• Diesel
• Fuel oil
800+°F
C50 to C100+
Residual Fuel Oil / Asphalt
More processing
• Gasoline (high octane)
• Diesel
• Fuel oil
• Lube stocks

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# Hydroskimming/Topping Refinery


Crude Unit
Distillation Tower
Light Sweet Crude
Propane/Butane
Low Octane Gasoline and Naphtha
Reformer
High Octane Gasoline
Hydrogen
HS Kerosene/Jet Fuel
HS Diesel/Heating Oil
Distillate Desulfurizer
LS Kerosene/Jet Fuel
LS Diesel/Heating
Vacuum Unit
Gas Oil
Heavy Fuel Oil
4%
Propane/ Butane
32%
Gasoline
RBOB
CBOB
Conventional
CARB
Premium
32%
Distillate
Jet Fuel
Diesel
Heating Oil
32%
Heavy Fuel Oil & Other

Low complexity refineries run sweet crude

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10 Crude and Vacuum Towers Crude Atmospheric Tower Vacuum Tower Heater
11 Medium Conversion: Catalytic Cracking Moderate complexity refineries tend to run more sour crudes, yield more high value products, and achieve higher volume gain Heavy Fuel Oil & Other 19% Distillation Tower Propane/ Butane 8% 30% Distillate Jet Fuel Diesel Heating Oil 43% Gasoline RBOB CBOB Conventional CARB Premium Light/ Med Sour Crude Low Octane Gasoline and Naphtha LS Kerosene/Jet Fuel LS Diesel/Heating Oil
High Conversion: Coking/Resid Destruction 12 Heavy Fuel Oil & Other 14% Propane/ Butane 6% 33% Distillate Jet Fuel Diesel Heating Oil 47% Gasoline RBOB CBOB Conventional CARB Premium Medium/ Heavy Sour Crude Distillation Tower Low Octane Gasoline and Naphtha HS Kerosene/Jet Fuel HS Diesel/Heating Oil LS Kerosene/Jet Fuel LS Diesel/Heating Oil High Octane Gasoline High complexity refineries can run heavier, more sour crudes while achieving the highest light product yields and volume gain
13 Cokers Delayed Coker Superstructure holds the drill and drill stem while the coke is forming in the drum Fluid Coker

# Hydrocracking

**Objective**

- Upgrade high sulfur vacuum gasoil to low sulfur light products (diesel, jet, and gasoline)
- 20% to 30% volume expansion due to hydrogen saturation, i.e., gas to liquids
- Favorable economics, especially when cheap natural gas is used to produce hydrogen



High Sulfur VGO (HC-S)
HC-S
Hydrocracking Unit
HC-S H2 HC-S H2 H2 H2 H2 H2 H2 HC-S H2 H2 HC-S H2 HC-S
Catalyst
HC
Desulfurized Hydrocrackate Gasoline
HC
Desulfurized Ultra Low Sulfur Jet/Diesel
H2S
Sulfur Plant
S S S S S
Elemental Sulfur
S
• Agricultural
• Pharmaceutical
H2
Hydrogen Unit
H2 H2 H2 H2 H2 H2
1300+ PSI;
725 °F to 780 °F
LEGEND
HC : Hydrocarbon
H2 : Hydrogen
S : Sulfur

*New VGO hydrocrackers at Port Arthur and St. Charles should provide ~20% liquid volume gain*

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Hydrocracker Meraux hydrocracker expansion expected in early 2015 Should increase capacity by approximately 20 MBPD and increase distillate yield New reactor installed in October 2013 Reactor lift video 15 Reactors Hydrocracker Unit
16 Gary Simmons Vice President Crude, Feedstock Supply & Trading
Maximizing Refinery Profit Relationship between variables modeled in series of linear equations Linear program used to find combination of feed and product slates, operating rates and parameters that delivers highest profit 17 Prices Qualities Availabilities (purchase volumes) Prices Specifications Market demand (sales volumes) 10 - 25+ individual process units Unit hardware constraints Operating parameters (severity/conversion, cutpoints, stream disposition) Operating costs (energy, catalysts, process chemicals) Refinery Feedstocks (100+) Products (30+)
Growth in Light Sweet Crude Oil Production Is Changing How Refineries Are Optimized Growing supply of domestic light sweet crude is outpacing demand closest to areas where the crude is produced New pipeline capacity and rail facilities are enabling the movement of inland crude to coastal refineries Crude supply length in the USGC is leading to structural discounts for light sweet crudes and incentivizing refiners to process increasing volumes Refiners pursue no-capital options first to optimize crude slate Back out foreign imports from existing light sweet capacity Fill previously uneconomic light crude capacity Displace less economic, heavier crude oil from the feed slate 18
Growth in Light Sweet Crude Oil Production Is Changing How Refineries Are Optimized Refinery configuration plays a large part in determining the suitability of crudes and feedstocks Each refinery is designed to process a specific range of feedstocks Otherwise construction costs would be prohibitively high to accommodate all types Running feedstocks that fall outside of that range may cause constraints to be hit before the design capacity is reached Refiners optimize between maximum rates and maximum profit LP models are used to make crude and feedstock selection decisions based on the relative economics of the available options 19
Further Optimization Requires Capital Investment Capital investments are evaluated for further increases in light crude runs Dependent on medium and long range views for crude pricing Logistics projects require relatively short time frame to permit, engineer, and construct; generally have high return and quick payout Refinery projects require more time to permit, design, and construct; have greater exposure to changing market fundamentals between project initiation and completion Refinery debottlenecks vary in scope and may require multiple constraints to be relieved in the crude unit and/or in downstream units Capital costs can range from $10 million to hundreds of millions, and projects can take months to years to implement 20
Examples of Constraints on Light Crude Runs Distillation tower unable to handle increased vapor traffic from light components Distillation column overhead hydraulic capacity limitations Furnace or heat exchanger design limits turndown flexibility or ability to cool and condense higher volume of light ends Saturated gas plant has insufficient capacity to process additional volume Downstream unit capacities limit volume of intermediates that can be converted into finished products 21

# Challenges with Processing Light Crudes


Intermediates
Final Products
< 90°F
C1 to C4
Propane, Butane, and lighter hydrocarbons
• Refinery fuel gas
• Propane
• NGLs
Distillation Tower (Crude Unit)
90–220°F
C5 to C8
Straight Run Gasoline (low octane)
More processing
• Gasoline (high octane)
220–315°F
C8 to C12
Naphtha
More processing
• Gasoline (high octane)
• Jet fuel

- **Light crudes contain significantly more naphtha and lighter components**
  - Bottleneck at top of crude distillation tower or in downstream naphtha and light ends processing units
  - Disposition for incremental straight run gasoline and naphtha production needs to be addressed
- **Crudes are not all created equal; generalizations about crude oil properties and product yield profiles are not necessarily applicable**
  - Some light crudes are inherently diesel-rich or gasoline-rich despite having a similar API gravities
  - As Valero's diet shifted to higher API domestic shale crudes (Eagle Ford, Bakken), distillate yields have stayed about the same

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Our North American Light Sweet Crude Runs Have More Than Tripled Since 2010 Have More Than Tripled Since 2010 Have More Than Tripled Since 2010 23 Note: Meraux is included; Aruba, Delaware City, and Paulsboro are excluded.
Our View on U.S. Gulf Coast Medium and Heavy Oil Prices Versus Brent 24 24
Crude Oil Prices Versus Brent 25 $/bbl Source: Argus; February 2014 MTD average through 2/14. LLS prices are roll adjusted. (CHART)
26 Q & A
27 Appendix
28 Major Refining Processes - Crude Processing Definition Separating crude oil into different hydrocarbon groups The most common means is through distillation Process Desalting - Prior to distillation, crude oil is often desalted to remove corrosive salts as well as metals and other suspended solids. Atmospheric Distillation - Used to separate the desalted crude into specific hydrocarbon groups (straight run gasoline, naphtha, light gas oil, etc.) or fractions. Vacuum Distillation - Heavy crude residue ("bottoms") from the atmospheric column is further separated using a lower-pressure distillation process. Means to lower the boiling points of the fractions and permit separation at lower temperatures, without decomposition and excessive coke formation.
Major Refining Processes - Cracking Definition "Cracking" or breaking down large, heavy hydrocarbon molecules into smaller hydrocarbon molecules through application of heat (thermal) or the use of catalysts Process Coking - Thermal non-catalytic cracking process that converts low value oils to higher value gasoline, gas oils and marketable coke. Residual fuel oil from vacuum distillation column is typical feedstock. Visbreaking - Thermal non-catalytic process used to convert large hydrocarbon molecules in heavy feedstocks to lighter products such as fuel gas, gasoline, naphtha and gas oil. Produces sufficient middle distillates to reduce the viscosity of the heavy feed. Catalytic Cracking - A central process in refining where heavy gas oil range feeds are subjected to heat in the presence of catalyst and large molecules crack into smaller molecules in the gasoline and lighter boiling ranges. Catalytic Hydrocracking - Like cracking, used to produce blending stocks for gasoline and other fuels from heavy feedstocks. Introduction of hydrogen in addition to a catalyst allows the cracking reaction to proceed at lower temperatures than in catalytic cracking, although pressures are much higher. 29
30 Major Refining Processes - Combination Definition Linking two or more hydrocarbon molecules together to form a large molecule (e.g. converting gases to liquids) or rearranging to improve the quality of the molecule Process Alkylation - Important process to upgrade light olefins to high-value gasoline components. Used to combine small molecules into large molecules to produce a higher octane product for blending into gasoline. Catalytic Reforming - The process whereby naphthas are changed chemically to increase their octane numbers. Octane numbers are measures of whether a gasoline will knock in an engine. The higher the octane number, the more resistance to pre or self-ignition. Polymerization - Process that combines smaller molecules to produce high octane blendstock. Isomerization - Process used to produce compounds with high octane for blending into the gasoline pool. Also used to produce isobutene, an important feedstock for alkylation.
31 Major Refining Processes - Treating Definition Processing of petroleum products to remove some of the sulfur, nitrogen, heavy metals, and other impurities Process Catalytic Hydrotreating, Hydroprocessing, sulfur/metals removal - Used to remove impurities (e.g. sulfur, nitrogen, oxygen and halides) from petroleum fractions. Hydrotreating further "upgrades" heavy feeds by converting olefins and diolefins to paraffins, which reduces gum formation in fuels. Hydroprocessing also cracks heavier products to lighter, more saleable products.
32 List of Refining Acronyms AGO - Atmospheric Gas Oil ATB - Atmospheric Tower Bottoms B-B - Butane-Butylene Fraction BBLS - Barrels BPD - Barrels Per Day BTX - Benzene, Toluene, Xylene CARB - California Air Resource Board CCR - Continuous Catalytic Regenerator DAO - De-Asphalted Oil DCS - Distributed Control Systems DHT - Diesel Hydrotreater DSU - Desulfurization Unit EPA - Environmental Protection Agency ESP - Electrostatic Precipitator FCC - Fluid Catalytic Cracker GDU - Gasoline Desulfurization Unit GHT - Gasoline Hydrotreater GOHT - Gas Oil Hydrotreater GPM - Gallon Per Minute HAGO - Heavy Atmospheric Gas Oil HCU - Hydrocracker Unit HDS - Hydrodesulfurization HDT - Hydrotreating HGO - Heavy Gas Oil HOC - Heavy Oil Cracker (FCC) H2 - Hydrogen H2S - Hydrogen Sulfide HF - Hydroflouric (acid) HVGO - Heavy Vacuum Gas Oil kV - Kilovolt kVA - Kilovolt Amp LCO - Light Cycle Oil LGO - Light Gas Oil LPG - Liquefied Petroleum Gas LSD - Low Sulfur Diesel LSR - Light Straight Run (Gasoline) MON - Motor Octane Number MTBE - Methyl Tertiary-Butyl Ether MW - Megawatt NGL - Natural Gas Liquids NOX - Nitrogen Oxides P-P - Propane-Propylene PSI - Pounds per Square Inch RBOB - Reformulated Blendstock for Oxygenate Blending RDS - Resid Desulfurization RFG - Reformulated Gasoline RON - Research Octane Number RVP - Reid Vapor Pressure SMR - Steam Methane Reformer (Hydrogen Plant) SOX - Sulfur Oxides SRU - Sulfur Recovery Unit TAME - Tertiary Amyl Methyl Ether TAN - Total Acid Number ULSD - Ultra-low Sulfur Diesel VGO - Vacuum Gas Oil VOC - Volatile Organic Compound VPP - Voluntary Protection Program VTB - Vacuum Tower Bottoms WTI - West Texas Intermediate WWTP - Waste Water Treatment Plant
Investor Relations Contacts For more information, please contact: Ashley Smith, CFA, CPA Vice President, Investor Relations 210.345.2744 ashley.smith@valero.com Karen Ngo Manager, Investor Relations 210.345.4574 karen.ngo@valero.com John Locke Executive Director, Investor Relations - VLP 210-345-3077 john.locke@valero.com 33